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                                                          EXHIBIT 23





              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
              -----------------------------------------



     As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 2-93964, 2-93963, 2-91073, 2-87076, 2-83206, 2-72454, 33-16489, 33-36457, 33-43645, 33-67132 and
33-67134) and Form S-3 (Nos. 33-28289, 33-50682 and 33-50781).





                                               ARTHUR ANDERSEN & CO.


Milwaukee, Wisconsin,
March 28, 1994.